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Supplement to the Current Prospectus

MFS(R) New Discovery Fund - Class W Shares

Effective immediately, the section entitled "Expense Summary" is restated in its entirety as follows:

EXPENSE SUMMARY


Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. These expenses do not reflect the fees or charges imposed by a fee-based wrap or transaction fee program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The annual fund operating expenses below are based on estimated expenses. The fund's annual operating expenses will likely vary from year to year. In general, a fund's annual operating expenses as a percentage of the fund's assets increase as the fund's assets decrease.

Shareholder Fees (fees paid directly from your investment):
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Share Class                                                          W
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Maximum Sales Charge (Load) Imposed on Purchases (as a              N/A
percentage of offering price)...................................
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Maximum Deferred Sales Charge (Load) (as a percentage of            N/A
original purchase price or redemption proceeds, whichever is less)...........................................................
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Annual Fund Operating Expenses (expenses that are deducted from fund assets):
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Management Fee..................................................   0.90%
Distribution (12b-1) Fees(1)....................................   0.10%
Other Expenses(2)...............................................   0.43%
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Total Annual Fund Operating Expenses(2).........................   1.43%
      Fee Reductions(3).........................................  (0.10)%
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Net Expenses(2).................................................   1.33%

(1) The fund's Rule 12b-1 plan permits it to pay distribution fees to support the sale and distribution of the fund's Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. "Other Expenses" include the payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the fund ("MFS Funds of Funds"). See "Management of the Fund - Special Servicing Agreement."

(3) MFS agreed in writing to reduce its management fee to 0.80% annually of the fund's first $1.5 billion in average daily net assets, and 0.75% annually of the fund's average daily net assets in excess of $1.5 billion until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by a fee-based wrap or transaction fee program through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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Share Class                            1 Year   3 Years  5 Years  10 Years
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W Shares                                   $135     $443     $772    $1,704
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               The date of this supplement is April 1, 2009.